UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2004

NETLOGIC MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50838	77-0455244
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1875 Charleston Road

Mountain View, California 94043

(Address of principal executive offices) (Zip Code)

(650) 961-6676

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Press Release, dated August 4, 2004, issued by NetLogic Microsystems, Inc. (furnished pursuant to Item 12 hereof)

Item 12. Results of Operations and Financial Condition

On August 4, 2004, NetLogic Microsystems, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004. The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference in response to Item 12.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2004

NETLOGIC MICROSYSTEMS, INC.
By:	/s/ RONALD S. JANKOV
Name:	Ronald S. Jankov
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated August 4, 2004, issued by NetLogic Microsystems, Inc.